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                                                                    Exhibit 99.3
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                                        August 10, 1998


Global Crossing Holdings Ltd.
Wessex House
45 Reid Street
Hamilton HM12, Bermuda

Ladies and Gentlemen:

          I hereby consent to the reference to me and of my becoming a Director of Global Crossing Holdings Ltd. In the Registration Statement of Form S-4 of Global Crossing Holdings Ltd. to be filed with the Securities and Exchange Commission.

                                        Sincerely yours,



                                        /s/  Toshiaki Ogasawara
                                        -----------------------
                                           Toshiaki Ogasawara